UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
November 6, 2012

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition.

On November 6, 2012, BreitBurn Energy Partners L.P. (the “Partnership”) issued a press release announcing financial results for the third quarter of 2012. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

The information in this Current Report on Form 8-K provided under Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2012, the Partnership announced that effective December 31, 2012, Randall H. Breitenbach, is retiring as President of BreitBurn GP, LLC (the “Company”), the general partner of the Partnership. Mr. Breitenbach will continue to serve on the Company’s Board of Directors and, effective December 31, 2012, will become the Vice Chairman of the Company’s Board of Directors. The Partnership intends to file a copy of Mr. Breitenbach’s retirement agreement upon its completion with the Securities and Exchange Commission.

At the same time, the Partnership also announced the election of Mark L. Pease, who has served as Executive Vice President and Chief Operating Officer of the Company since 2007, to the office of President and Chief Operating Officer, effective December 31, 2012.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Mr. Breitenbach’s retirement and Mr. Pease’s election is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K provided under Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act, and shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1 99.2

BreitBurn Energy Partners L.P. third quarter 2012 earnings release dated November 6, 2012.

Press Release announcing the retirement of Randall H. Breitenbach and the election of Mark L. Pease as President dated November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: November 6, 2012	By:	/s/ Halbert S. Washburn
Halbert S. Washburn
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Documents

99.1 99.2

BreitBurn Energy Partners L.P. third quarter 2012 earnings release dated November 6, 2012.

Press Release announcing the retirement of Randall H. Breitenbach and the election of Mark L. Pease as President dated November 6, 2012